SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2002

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 North Los Robles, Avenue, Suite 800, Pasadena, California	91101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 792-5700

ITEM 5.    OTHER EVENTS

This Current Report is being filed to report a letter Gemstar-TV Guide International, Inc., a Delaware corporation (the “Company”), received from its former auditor, KPMG LLP (“KPMG”). In this letter, KPMG notified the Company that, in light of the Company having filed a Form 10-K/A (Amendment No. 2) with the Securities and Exchange Commission on November 15, 2002 for the purpose of restating the Company’s consolidated financial statements as of December 31, 2001 and 2000, and for the year ended December 31, 2001, the nine months ended December 31, 2000 and the year ended March 31, 2000 (collectively, the “Financial Statements”), KPMG’s report dated March 18, 2002 on the Financial Statements should no longer be relied upon.

A copy of this letter is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.    EXHIBITS

99.1	Letter dated November 22, 2002 from KPMG to the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

December 18, 2002	/s/ Jonathan B. Orlick
Jonathan B. Orlick
Executive Vice President, General Counsel & Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Letter dated November 22, 2002 from KPMG to the Company.

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